Investor Contact:                                        Press Contact:

Stephanie Tawn                                           David Hurwitz
Niku Corporation                                         Niku Corporation
650-701-2732                                             650-298-5904
stawn@niku.com                                           dhurwitz@niku.com
--------------                                           -----------------

FOR IMMEDIATE RELEASE


                     NIKU ANNOUNCES FIRST QUARTER RESULTS

     Continued Profitability and Strengthened Balance Sheet are Highlights

REDWOOD CITY, CA - May 15, 2003 - Niku Corporation (NasdaqSC: NIKU) today reported results for its first fiscal quarter ended April 30, 2003.

Total revenue in the first quarter was $9.8 million, compared to $12.0 million in the fourth quarter of the prior fiscal year, and $14.1 million in the first quarter of the prior fiscal year. Total license revenue in the first quarter was $3.2 million, compared to $4.2 million in the fourth quarter of the prior fiscal year, and $5.7 million in the first quarter of the prior fiscal year. Total services revenue in the first quarter was $6.6 million, compared to $7.8 million in the fourth quarter of the prior fiscal year, and $8.4 million in the first quarter of the prior fiscal year.

The Company's net income for the first quarter was $0.1 million, or $0.01 per share, on a GAAP basis. This compares to net income of $5.7 million, or $0.63 per share, in the fourth quarter of the prior fiscal year, and net income of $0.3 million, or $0.03 per share, for the first quarter of the prior fiscal year. All per share information contained herein gives effect to the one-for-ten reverse stock split effected on November 21, 2002. Net income per share information for the quarter ended April 30, 2003 reflects an increase in the number of shares outstanding following the common stock financing completed during the quarter.

Pro forma net income for the first quarter was $0.2 million, or $0.02 per share, excluding stock-based compensation of $0.1 million. This compares to a pro forma net income for the fourth quarter of the prior fiscal year of $1.7 million, or $0.19 per share, excluding proceeds from a legal settlement of $5.0 million offset by restructuring charges and stock-based compensation totaling $1.0 million, and a pro forma net loss for the first quarter of the prior fiscal year of ($4.2 million), or ($0.57) per share, excluding stock-based compensation and restructuring credits. Pro forma information has not been prepared in accordance with GAAP.

Joshua Pickus, Niku's president and chief executive officer, said, "We are pleased to deliver our third consecutive quarter of profitability given the challenging selling environment for application software and the impending launch of Niku 6.1. We believe Niku 6.1 delivers a wide range of new capabilities for enterprise portfolio management and look forward to bringing it to customers."


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


The Company ended the quarter with $23.2 million in unrestricted cash and cash equivalents. DSO for the quarter was 56 days.

Niku 6 Customer Base Approaches 200

During the first quarter, both existing and new customers licensed the Niku 6 Enterprise Portfolio Management system, bringing the total Niku 6 customer base to almost 200. Among the customers licensing Niku 6 during the quarter were global leaders such as Cendant, IDEXX Labs, Natexis Banques Populaires, Philips Medical Systems and Philips Semiconductors, as well as several Fortune 500 companies from whom naming permission has not been secured.

Conference Call

Niku's management will review the financial results for the quarter on a conference call at 2:00 p.m. Pacific Time today, May 15, 2003. The conference call can be accessed via live webcast at http://investor.niku.com. Interested parties should access the site, downloading any necessary audio software, at lease fifteen minutes prior to the call.

About Niku Corporation

Niku Corporation (NasdaqSC: NIKU) is a leading vendor of Enterprise Portfolio Management systems. More than 400,000 users at industry leaders like 3M, Barclays, Best Buy, Emerson, Philips, and Unilever depend on Niku's flagship product, Niku 6, to manage mission-critical projects, programs, and initiatives. Niku 6 offers superior functionality, scalability, and architecture--making it the leading solution for managing IT organizations, new product development, and services operations. Niku Corporation is a publicly-held company with global operations. Niku can be reached at info@niku.com, at 877-846-6458 (NIKU), and at www.niku.com.

Forward-Looking Statements

Statements or information in this press release other than statements of historical fact contain predictions, estimates and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These forward looking statements include, but are not limited to, statements regarding the projected capabilities of Niku 6.1. All forward-looking statements included in this press release are based upon information available to Niku as of the date of the release, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. These and additional risks and uncertainties associated with the Company's business are detailed in the Company's Form 10K filed on April 15, 2003 and in its other filings with the Securities and Exchange Commission.



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





                               NIKU CORPORATION
             GAAP Condensed Consolidated Statements of Operations
                     (in thousands, except per share data)



                                                       Three Months Ended         Three Months
                                                            April 30,            Ended January 31,
                                                ----------------------------- ---------------------
                                                    2003           2002              2003
                                                -------------- -------------- --------------------
Revenue:
    License                                           $ 3,213        $ 5,691              $ 4,203
    Services                                            6,626          8,436                7,812
                                                -------------- -------------- --------------------
         Total revenue                                  9,839         14,127               12,015
                                                -------------- -------------- --------------------

Cost of revenue                                         2,626          4,082                2,787
                                                -------------- -------------- --------------------

Gross profit                                            7,213         10,045                9,228
                                                -------------- -------------- --------------------

Operating expenses:
     Sales and marketing                                3,582          8,147                4,103
     Research and development                           1,897          4,029                1,907
     General and administrative                         1,537          2,207                1,664
     Stock-based compensation                              61         (3,646)                 135
     Restructuring and other                                -           (838)                 880
                                                -------------- -------------- --------------------

          Total operating expenses                      7,077          9,899                8,689
                                                -------------- -------------- --------------------

Operating income                                          136            146                  539
Interest and other income, net                            (34)           120                5,120
                                                -------------- -------------- --------------------

     Net income (1)                                     $ 102          $ 266              $ 5,659
                                                ============== ============== ====================

Net income per share:

     Net income - basic                                $ 0.01         $ 0.04               $ 0.68
                                                ============== ============== ====================

     Weighted average common shares - basic (2)        10,433          7,386                8,338
                                                ============== ============== ====================

     Net income - diluted                              $ 0.01         $ 0.03               $ 0.63
                                                ============== ============== ====================

     Weighted average common shares - diluted (2)      10,678          7,766                9,023
                                                ============== ============== ====================



(1) The GAAP statements of operations do not reflect a provision for income taxes as the Company has net operating loss carryforwards to offset such net income.

(2) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.


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


                                                      NIKU CORPORATION

                                          GAAP Condensed Consolidated Balance Sheets
                                                        (in thousands)



                                                                                  April 30,          January 31,
                                                                             -----------------  -------------------
                                                                                     2003               2003
                                                                             -----------------  -------------------
ASSETS


Current assets:

     Cash and cash equivalents                                                        $ 23,179            $ 16,670

     Current portion of restricted cash                                                      -                 229
                                                                             -----------------  -------------------
        Total cash, cash equivalents and current portion of restricted cash             23,179              16,899


     Accounts receivable, net                                                            6,139               7,211

     Prepaid expenses and other current assets                                           2,376               1,687
                                                                             -----------------  -------------------
        Total current assets                                                            31,694              25,797

Restricted cash                                                                          1,108               1,108

Property and equipment, net                                                              2,115               2,515

Deposits and other assets                                                                  997               1,143
                                                                             -----------------  -------------------
        Total assets                                                                  $ 35,914            $ 30,563
                                                                             =================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)



Current liabilities:

     Accounts payable                                                                  $ 1,652             $ 2,422

     Accrued liabilities                                                                 5,828               6,180

     Accrued restructuring                                                               2,610               5,550

     Bank borrowings and other short-term obligations                                    4,531               1,051

     Deferred revenue                                                                    8,898               9,375
                                                                             -----------------  -------------------
       Total current liabilities                                                        23,519              24,578


Long-term accrued restructuring                                                          5,971               6,209

Long-term portion of bank borrowings                                                         -               3,750
                                                                             -----------------  -------------------

       Total liabilities                                                                29,490              34,537

Stockholders' equity (deficit)                                                           6,424              (3,974)
                                                                             -----------------  -------------------
       Total liabilities and stockholders' equity (deficit)                           $ 35,914            $ 30,563
                                                                             =================  ====================


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



                               NIKU CORPORATION

         Pro Forma Condensed Consolidated Statements of Operations (1)
                     (in thousands, except per share data)


                                                       Three Months Ended         Three Months
                                                           April 30,             Ended January 31,
                                                ---------------  ------------- -------------------
                                                     2003            2002             2003
                                                ---------------  ------------- -------------------
Revenue:
    License                                            $ 3,213        $ 5,691             $ 4,203
    Services                                             6,626          8,436               7,812
                                                ---------------  ------------- -------------------
         Total revenue                                   9,839         14,127              12,015
                                                ---------------  ------------- -------------------

Cost of revenue                                          2,626          4,082               2,787
                                                ---------------  ------------- -------------------

Gross profit                                             7,213         10,045               9,228
                                                ---------------  ------------- -------------------

Operating expenses:
     Sales and marketing                                 3,582          8,147               4,103
     Research and development                            1,897          4,029               1,907
     General and administrative                          1,537          2,207               1,664
                                                ---------------  ------------- -------------------

          Total operating expenses                       7,016         14,383               7,674
                                                ---------------  ------------- -------------------

Operating income (loss)                                    197         (4,338)              1,554
Interest and other income, net                             (34)           120                 120
                                                ---------------  ------------- -------------------

     Net income (loss)                                   $ 163       $ (4,218)            $ 1,674
                                                ===============  ============= ===================

Net income (loss) per share:

     Net income (loss) - basic                          $ 0.02        $ (0.57)             $ 0.20
                                                ===============  ============= ===================

     Weighted average common shares - basic             10,433          7,386               8,338
                                                ===============  ============= ===================

     Net income (loss) - diluted                        $ 0.02        $ (0.57)             $ 0.19
                                                ===============  ============= ===================

     Weighted average common shares - diluted           10,678          7,386               9,023
                                                ===============  ============= ===================


(1) The pro forma statements of operations are not prepared in accordance with GAAP. They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP and the reconciliation of GAAP net income to pro forma net income (loss) on the next page.


                               NIKU CORPORATION

     Reconciliation of GAAP Net Income to Pro Forma Net Income (Loss) (1)
                     (in thousands, except per share data)


                                                        Three Months Ended          Three Months
                                                                   April 30,      Ended January 31,
                                                 --------------   -------------  -------------------
                                                     2003             2002              2003
                                                 --------------   -------------  -------------------
GAAP net income                                          $ 102           $ 266              $ 5,659
     Stock-based compensation                               61          (3,646)                 135
     Restructuring and other                                 -            (838)                 880
     Proceeds from legal settlement                          -               -               (5,000)
                                                 --------------   -------------  -------------------

Pro forma net income (loss)                              $ 163        $ (4,218)             $ 1,674
                                                 ==============   =============  ===================

Net income (loss) per share:

     Net income (loss) - basic                          $ 0.02         $ (0.57)              $ 0.20
                                                 ==============   =============  ===================

     Weighted average common shares - basic             10,433           7,386                8,338
                                                 ==============   =============  ===================

     Net income (loss) - diluted                        $ 0.02         $ (0.57)              $ 0.19
                                                 ==============   =============  ===================

     Weighted average common shares - diluted           10,678           7,386                9,023
                                                 ==============   =============  ===================


         (1) The pro forma statements of operations are not prepared in accordance with GAAP. They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP.






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